TAXES ON INCOME - Schedule of Theoretical Tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule Of Theoretical Tax Abstract
Loss before taxation	$ (13,220)	$ (11,053)	$ (11,286)
Theoretical tax credit at applicable statutory rate: 23%	(3,041)	(2,542)	(2,596)
Non-allowable expenses	(704)	(391)	(244)
Temporary differences and tax losses for which no Deferred Tax Asset is recognized	(2,337)	(2,151)	(2,352)
Income tax benefit	$ 0	$ 0	$ 0